Exhibit 99.1 Developing Innovative Medicines to Treat Urothelial Cancers February 2024 For investor audiences only. Not for promotional use with healthcare professionals.

Forward-Looking Statements This investor presentation contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including, without limitation: the estimated addressable patient population and market and revenue opportunity forJELMYTO in LG-UTUC, UGN-102 in LG-IR-NMIBC, and UGN-301 in HG-NMIBC; the potential of UroGen’s proprietary RTGel® technology platform to improve therapeutic profiles of existing drugs to advance the treatment of specialty cancers and urologic disease; the expectations regarding the annual and long-term growth of JELMYTO revenue; expected revenue trends forJELMYTO; UroGen’s pipeline supporting long-term sustainable growth; the potential ofJELMYTO®, UGN-102, and UGN-301 to transform the treatment paradigm in LG-UTUC, LG-IR-NMIBC, and HG-NMIBC, respectively; the clinical results from ATLAS and ENVISION providing optimism for potential FDA approval of UGN-102; the Company’s pending patent applications, may not be successful and in such event the duration of our intellectual property protection would be more limited; the potential advantages of the antegrade administration ofJELMYTO; the potential prescriber behavior, expected interest in prescribing as well as growing awareness and adoption of JELMYTO; the expectation that UGN-102 will be a significant driver of UroGen’s future growth; the potential of UGN-102 to be the first non-surgical chemoablative therapy in LG-IR-NMIBC; the potential advantages of UGN-102 over TURBT; plans to submit an NDA for UGN-102 to the FDA in 2024; the expectation of ENVISION duration of response data in 2Q 2024; the expectation of safety and dosing data from the first arm evaluating UGN-301 as monotherapy in mid-2024; UroGen priorities including the advancement of pre-commercial activities for UGN-102, plans for capital preservation, use of sales strategy to accelerateJELMYTO adoption, a focus on urologic oncology expertise, and focus on UGN-301 as monotherapy and combination therapy to advance immune-oncology pipeline; the importance of and operational efficiencies created by the 2022 label update that extended the stability period for JELMYTO admixture and its potential to reduce operational hurdles to uptake upon launch of UGN-102; confidence in the future of JELYMYTO; the potential thatJELMYTO is adopted as a standard of care; the interpretation and summary of results of OLYMPUS Phase 3, OPTIMA Phase 2b, ATLAS, and ENVISION trials; the size and importance of the sharedJELMYTO and UGN-102 prescriber base; and the encouraging effects of combining UGN-301 with UGN-201 (UGN-302). These statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: the timing and success of clinical trials and potential safety or other complications encountered therein; results from prior or ongoing clinical trials may not be indicative of results that may be observed in the future; unforeseen delays that may impact the timing of progressing clinical trials and reporting data; potential prescriber behavior is based on preliminary feedback that may change as a result of new data, labeling limitations, or other factors; the ability to obtain regulatory approval within the timeframe expected, or at all; the ability to maintain regulatory approval; complications associated with product development and commercialization activities; the labeling and packaging for any approved product; the scope, progress and expansion of developing and commercializing UroGen’s product and product candidates; the size and growth of the market(s) therefor and the rate and degree of market acceptance thereof vis-à-vis alternative therapies; RTGel technology may not perform as expected and UroGen may not successfully develop and receive regulatory approval of any product candidate beyondJELMYTO that incorporates its RTGel technology; and UroGen’s ability to attract or retain key management, members of the board of directors and personnel. In light of these risks and uncertainties, and other risks and uncertainties that are described in the Risk Factors section of UroGen’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 14, 2023, and other filings that UroGen makes with the SEC from time to time (which are available at http://www.sec.gov), the events and circumstances discussed in such forward-looking statements may not occur, and UroGen’s actual results could differ materially and adversely from those anticipated or implied thereby. Any forward-looking statements speak only as of the date of this presentation and are based on information available to UroGen as of the date of this presentation. For investor audiences only. Not for promotional use with healthcare professionals.

UroGen is pioneering new therapies for the unique needs of patients with urothelial cancers by utilizing proprietary technology to potentially enhance proven and novel medicines and deliver them aligned with the way Urologists practice

Invasive and Radical Surgery is the Standard of Care in Urothelial Cancers Urothelial cancers are challenging to treat: Resulting in: Repetitive risky surgeries Intolerance of Anatomical foreign materials barriers in the urinary tract Lost kidneys and organs Increased risk of morbidity in The urinary tract is designed to void, which poses elderly patients challenges including limited dwell time for chemotherapies and other therapies delivered to the bladder.

® RTGel Proprietary Reverse-Thermal Hydrogel Technology Uniquely Designed to Allow for Local Delivery of Medicines Increases dwell time and exposure of active drugs Potentially improves the therapeutic RTGel exists as a liquid effects of existing products at lower temperatures and converts to gel from at body temperature. Leverages physiologic flow of urine to provide natural exit from the body

Unlocking A Strong Foundational Pipeline Supporting Long-Term Sustainable Growth JELMYTO UGN-102 UGN-301 (UGN-101) Phase 3 Phase 1 ~6K – 7K ~18,700 ~82,000 1 addressable U.S. population addressable U.S. population addressable U.S. population $2B+ Market $3B+ Market $700M Market Low-Grade Intermediate Risk Low-grade Upper Tract Urothelial High-Grade Non-Muscle Non-Muscle Invasive Bladder Carcinoma (LG-UTUC) Invasive Bladder Cancer Cancer (LG-IR-NMIBC) (HG-NMIBC) 1. SEER*Stat Database (2019) Surveillance Research Program; Curr Urol Rep (2016) 17: 68; Ther Adv Urol. 2012 Feb; 4(1): 13–32; UroGen Market Research.

UroGen has made Significant Progress KEY ACCOMPLISHMENTS JELMYTO FDA approval and U.S. launch Announced positive topline data from Phase 3 Trials & held successful pre-NDA meeting with Strengthened balance sheet FDA for UGN-102 in LG-IR- via $120 million private NIMBC placement Advanced Immuno-Oncology program resulting in multi- arm Phase I clinical trial Announced next-generation novel mitomycin-based formulation UGN- 103 and medac GmbH licensing agreement with potential IP protection until 2041

Changing the Treatment Paradigm for Urothelial Cancers JELMYTO (UGN-101)

LG-UTUC Is a Rare Disease that Recurs Often 6,000-7,000 2,800-3,200 3,000-4,000 ELIGIBLE PATIENTS IN THE 1 2 Newly Diagnosed Recurrent Patients U.S. ANNUALLY, INCLUDES: Treatment Options Treatment Options RNU RNU Additional Endoscopic Endoscopic Management Management 70%-80% UC is the costliest cancer in the U.S. healthcare of LG-UTUC patients ultimately 4 system on a per-patient basis 3 receive nephroureterectomies 1. Upfill-Brown 2018, 2. Cutress 2012, 3. Grasso et al. (2012) BJU International, 4. Yeung et al. (2014) Pharmacoeconomics RNU = radical nephroureterectomy

JELMYTO First & Only FDA-Approved Non-Surgical Treatment for Patients with LG-UTUC 1 Clinically Meaningful OLYMPUS Phase 3 Data 2 Complete Response Rate at 3-months 58% Durability of Response at 12-months by 82% 2 KM estimate Median Durability of Response (14.6 to 47.6 29 months 3,4 months) data from long-term follow-up study 1. Important Safety Information and the full Prescribing Information available at https://www.urogen.com/download/pdf/jelmyto_prescribing.pdf 2. Matin, Surena F. J Urol. 2022 Apr;207(4):779-778 3. Pierorazio, Philip M. Long-term outcomes of treatment with UGN-101. SUO 2022, #158 4. Limitations of long-term follow-up study include N=16. Please refer to the referenced citations for disclosures of such limitations.

JELMYTO Revenue Trend Reflects Long-term Growth Observed QoQ Variability Is Expected with Summer/Holiday Seasonality Annual JELMYTO WW Revenues ($MM) Quarterly JELMYTO WW Revenues ($MM) $100 $25 $86.0 $21.1 $20.9 2023 full-year $20 $80 revenue $18.2 $76.0 guidance $17.2 $16.6 $16.2 $16.1 $64.5 $15 $60 $13.6 $13.0 $48.1 $11.4 $10 $40 $8.0 $7.5 $5 $3.5 $20 $11.9 $0.4 $0 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q $0 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2020 2021 2022 2023

Changing the Urologic Cancer Landscape Post Launch ® Growing Awareness and Adoption of JELMYTO Supports Use of RTGel -based Therapies in Urology Patient Identification Demonstration of Strong Reimbursement Support from Urologists & Adoption Permanent J code effective 296 accounts 1,088 1 1 January 1, 2021 to standardize practices/hospitals activated have treated more than one patient and facilitate reimbursement; ASP +6% implemented • High repeat use and awareness • Majority of large commercial plans ~70% have policies in place, covering over • 150 million lives Expected interest in prescribing •≥96% 2 JELMYTO over next 12 months • Positive reimbursement across all 1 payer types 150 million lives 1. Numbers as of November 1, 2023 2. UroGen market research, 91 urologists surveyed who are not currently prescribing JELMYTO (July 2022)

Growing Body of Real-World Evidence * Supports Use Case for JELMYTO Data From 2+ Years In Market Reinforces JELMYTO Efficacy and Safety Select Results Independent Multicenter Reviews Support JELMYTO Real- 69% 23% World Effectiveness, Including as a Chemoablative Agent and Ureteric Treatment of Residual Disease Following Endoscopic Resection CR Stenosis When JELMYTO As compared to Evaluated Outcomes in Range of Tumor Types; Evidence treated residual 44% in OLYMPUS. for Favorable Response in Patients with Low-Volume disease following laser ~1/2 of patients Residual Disease ablation (overall CR were treated with 59% in OLYMPUS) antegrade administration. Varied Practice Patterns, with Antegrade Method of Administration via Nephrostomy Tube Shown as Viable Woldu, et al. Early Experience with UGN-101 for the Treatment of Upper Tract Urothelial Cancer – A MultiCenter Evaluation of Practice Patterns and Outcomes. UrolOncol. *Real world retrospective studies have inherent evidentiary limitations. Please refer to the referenced citations for disclosures of such limitations.

Growing Body of Evidence that Nephrostomy Tube Administration of JELMYTO is Efficient for Doctors and Favorable Safety Profile ANTEGRADE ADMINISTRATION Does not require fluoroscopy Minimizes manipulation of the May be performed by trained ureter during treatment which nursing professionals under clean after a nephrostogram confirms placement at the first instillation may limit stricture formation rather than sterile conditions associated with repeated instrumentation of the upper urinary tract Retrospective analyses of real-world data support benefits of antegrade administration, making it an attractive alternative to retrograde 1,2,3 administration 1. Murray K, et al. J Urol. 2022 Feb 7;101097JU; 2. Rose K, et al. J Urol. 2022 May 1; doi.org/10.1097/JU.0000000000002643.06 3. Rose K, et al. BJUI. 2022 Oct 26; DOI: 10.1111/bju.15925

UGN-102: Anticipated Primary Driver of UroGen Future Growth UGN-102 Potential to Transform the Treatment Paradigm in Low-Grade Intermediate Risk Non-Muscle Invasive Bladder Cancer (LG-IR-NMIBC)

UGN-102 Potential to be the First Non-Surgical Chemoablative Therapy in Low-Grade Intermediate Risk Disease High-grade NMIBC Low-grade IR NMIBC Issue: chronic recurrence; rarely Issue: progression, metastasis & death progresses to high-grade disease SOC: TURBT, BCG, radical cystectomy, SOC: repetitive TURBT clinical trials VS Newly diagnosed: ~22K/year Incidence: ~25K Recurrent: ~60K/year BCG-refractory: 18.7K Limited competition: UGN-102 is Clinical trials ongoing in BCG-refractory furthest along in clinical development populations. as a non-surgical chemoablative Significant unmet need given low therapy response rates and durability BCG is not widely used in low-grade Goal is to avoid radical cystectomy disease 1. ACS Cancer Facts & Figures 2023 2. SEER, AUA/SUO joint guideline 3. Babjuk et al. European Urology (2019), Simon (2019),

UGN-102 Focus on Improving Patient Outcomes with Noninvasive, Durable Option for LG-IR-NMIBC 1 ~82,000 patients in the U.S. annually INTERMEDIATE RISK (IR) PATIENTS ARE CHARACTERIZED BY 1-2 OF $3B+ 4 THE FOLLOWING : Market 60,000 Multiple tumors 1,2,3 Recurrent Patients Current Treatment Options A low-grade solitary tumor >3 cm TURBT TURBT + 4* Recurrence of LG NMIBC within one adjuvant chemotherapy 22,000 year of the current diagnosis 1,2,3 New Patients 1. ACS Cancer Facts & Figures 2023 2. SEER, AUA/SUO joint guideline 3. Babjuk et al. European Urology (2019), Simon (2019), 4. Tobert et al Urology (2019), Rhijn et al Nature Urology (2016), 4. Bryan et al Ann R Coll Surg Engl (2010) *Adjuvant chemotherapy only used in 0-30% of U.S. eligible population TURBT = trans urethral resection of bladder tumor

NMIBC Patients Can Find Themselves in a Frustrating Cycle of Treatment ~82,000 ~23% ~68% of recurrent patients of recurrent addressable LG-IR- have 2 or more 2-5 patients have 5 or NMIBC patients 1 1 recurrences more recurrences 1. Babjuk et al. European Urology (2019), Simon (2019), UroGen projections based on SEER (2016 2. Cancer Stat Facts: Bladder Cancer. National Cancer Institute Surveillance, Epidemiology, and End Results Program. Accessed July 10, 2023. https://seer.cancer.gov/statfacts/html/urinb.html 3. Chevli KK, Shore ND, Trainer A, Smith AB, Saltzstein D, Ehrlich Y, Raman JD, Friedman B, D'Anna R, Morris D, Hu B, Tyson M, Sankin A, Kates M, Linehan J, Scherr D, Kester S, Verni M, Chamie K, Karsh L, Cinman A, Meads A, Lahiri S, Malinowski M, Gabai N, Raju S, Schoenberg M, Seltzer E, Huang WC. Primary Chemoablation of Low-Grade Intermediate-Risk Nonmuscle-Invasive Bladder Cancer Using UGN-102, a Mitomycin-Containing Reverse Thermal Gel (Optima II): A Phase 2b, Open-Label, Single-Arm Trial. J Urol. 2022 Jan;207(1):61-69. doi: 10.1097/JU.0000000000002186. Epub 2021 Aug 26. PMID: 34433303; PMCID: PMC8667793. 4. Babjuk et al. European Urology (2019), Simon (2019), 5. Simon M, Bosset PO, Rouanne M, et al. Multiple recurrences and risk of disease progression in patients with primary low-grade (TaG1) non–muscle-invasive bladder cancer and with low and intermediate EORTC-risk score. Real FX, ed. PLOS ONE. 2019;14(2):e0211721. doi:https://doi.org/10.1371/journal.pone.0211721

UGN-102: Leveraging Similarities with Distinct Advantages ® JELMYTO & UGN-102 UGN-102 ® • RTGel & mitomycin • 10x larger potential formulations patient population ® • Mitomycin RTGel • Simpler administration combinations UGN-102 to bladder than to upper tract • Similar diseases at a genetic & mutational JELMYTO • Routine procedure in driver level clinic that urology offices & UGN-102 are very familiar with • Share a 95% prescriber base • No special equipment like fluoroscopy

Overview of UGN-102 Program ATLAS P3 TRIAL ENVISION P3 TRIAL JULY 2023 LAUNCHED FEB 2021 LAUNCHED MARCH 2022 POSITIVE TOP-LINE RESULTS REPORTED FOR BOTH ATLAS AND ENVISION PHASE 282 242 3 TRIALS Enrolled Patients Enrolled Patients 2023 2024 2022 2018 2021 OPTIMA 2B TRIAL JANUARY 2022 2024 LAUNCHED OCT 2018 RESULTS PROSPECTIVE NDA PUBLISHED FOR SUBMISSION FOR OPTIMA PHASE 2B UGN-102 IN LG-IR- 1 TRIAL NMIBC 63 Enrolled Patients 1 .J Urol. 2022 Jan; 207(1): 61–69.

ENVISION: Summary of Response Rate At 3-Month Disease Assessment UGN-102 (N = 240) n (%) CRR (95% CI) Complete Response Rate Complete Response 190 (79.2) 79.2 (73.5, 84.1) Non-Complete Response 50 (20.8) 79.2% Residual Disease 35 (14.6) Progression to HG Disease 6 (2.5) Indeterminate 4 (1.7) Missing 5 (2.1) UroGen Data on File Summary of Response Rate At 3-Month Disease Assessment

UGN-102 Has Demonstrated Compelling Clinical Results in Both Phase 3 Clinical Trials 4 4 Endpoint ENVISION ATLAS ITT ATLAS Recurrent sub-group Newly diagnosed and Previously diagnosed with prior TURBT recurrent patients with prior TURBT 1 79% 74% vs. 53% 65% vs. 64% Complete Response Rate (CR) at 3-month disease Similar CRR; offers a less invasive assessment option to patients 2 2 66% vs. 40% 80% vs. 68% Duration of Response (DOR) TBD at 12-months following CR HR = 0.34 (66% Risk Reduction) HR = 0.46 (54% Risk Reduction) 3 3 Disease-Free Survival (DFS) 72% vs. 37% 72% vs. 50% at 12-months following N/A randomization HR=0.295 (70% Risk Reduction) HR= 0.45 (55% Risk Reduction) Median Disease-Free Survival Not reached vs. 14.8 TBD N/A (DFS) months Prasad et al. JURol, 7Aug2023, 1. Complete Response defined as having no detectable disease (NDD) in the bladder at 3-month assessment following treatment UroGen Data on File, Source: Table 14.2.2.2.1a 2. Probability of maintaining a durable response at 12-months post CR by Kaplan-Meier analysis (total of 15 months) 3. Defined as the time from randomization until the earliest date of an event (total of 12-months) 4. Patients in treatment arm received UGN-102 +/- TURBT vs. TURBT alone

Looking Ahead ENVISION DOR data expected in Planned NDA Submission by 2Q 2024 4Q 2024

UGN-103: Next-Generation Novel Mitomycin-Based Formulation POTENTIAL ADVANTAGES Licensing agreement with medac GmbH to commercialize Production a next-generation novel mitomycin-based formulation Combines UroGen’s RTGel® technology with medac’s Supply proprietary mitomycin Cost UroGen plans to initiate a Phase 3 study in 2024 to evaluate UGN-103 in LG-IR-NMIBC Product convenience Potential IP protection until 2041

Expanding to Immuno-Oncology with Potential Monotherapy and Combination Therapy JELMYTO UGN-102 UGN-301 (UGN-101)

Ongoing Multi-arm Phase 1 Trial Design of UGN-301 (zalifrelimab) Anti-CTLA4 Antibody for use in High-Grade Bladder Cancer Phase 1 clinical study utilizes a Master Protocol and evaluates the safety, tolerability and establishes dose ranging of UGN-301 as monotherapy and in RECURRENT combination with other agents, including NMIBC UGN-201 Safety and dosing data from the first V Arm A Arm B arm evaluating UGN-301 as HG Ta &/or HG Ta &/or CIS monotherapy expected mid-2024 CIS or IR LG Ta V Initiated combination therapy arm UGN-301 UGN-301 Additional arms evaluating UGN-301 + gemcitabine in monotherapy + gemcitabine to be added HG-NMIBC Patients Dose Dose Cohort 1: escalation to escalation to Safety run-in ID RP2D ID RP2D RP2D -1

Looking Ahead

UroGen Priorities Advance pre-commercial activities for UGN-102 in LG-IR-NMIBC; Data from 12-month durability of response data anticipated in 2Q 2024; prospective NDA submission by 4Q 2024 Accelerate JELMYTO U.S. adoption leveraging adjusted sales strategy Support balance sheet with focus on strategic and $ efficient capital deployment, including prioritization of UGN-102 pre-commercialization and launch plan Evaluate growth-minded business development opportunities with focus on leveraging urologic oncology expertise Advance immuno-oncology pipeline, focusing on UGN-301 as monotherapy and combination therapy 28

Q3 2023 Financial Snapshot Strengthened balance sheet to focus on maximizing shareholder value through disciplined investment supporting clinical and commercial execution $76- $154M $20.9M $120M $86M Cash, cash JELMYTO revenue in Private placement of Full-year 2023 equivalents and Q3 2023 ordinary shares & Jelmyto revenue marketable pre-funded guidance 1 2 securities warrants 1. Cash, cash equivalents, and marketable securities as of 9/30/2023. Excludes restricted cash on Balance Sheet; 2. Gross proceeds of $120 million via private placement of ordinary shares and pre-funded warrants before deducting fees to placement agents and financial advisors and before other expenses paid by UroGen.

Thank You February 2024 For investor audiences only. Not for promotional use with healthcare professionals.

APPENDIX

Extended 96-hour Shelf-Life Increases Operational Efficiencies September 2022 Label Update Extended Stability Period for JELMYTO Admixture from 8 Hours to 96 Hours Reduced gaps in Expanded future Increased flexibility treatment availability opportunities Provides pharmacists more Opportunity to re-engage with Longer shelf life allows for more flexibility in handling chilling prospective customers who have drive-time, extending geographic block and printed product labels expressed hesitancy due to coverage of mixing partners logistical challenges Flexible scheduling for instillation Optimizes Territory Business times benefits both patients and Potentially reduces operational Managers’ (TBM) time in field providers hurdles to uptake upon launch of UGN-102 Rx partners can mix and deliver the prior day

Confident in JELMYTO’s Future Outlook High Performing and Growing Body of Antegrade Administration JELMYTO 2022 Label Growth in Developing Multicenter Real-World Offers Efficient Mode of Update with Extended Territories Reflect and Long-Term Follow-up Administration and a Shelf Life Increases Potential to Adopt Data Support Use Case Favorable Safety Profile Operational Efficiencies JELMYTO as SOC for JELMYTO and Potentially Reduces Barriers to Uptake

Potential to Unlock a Significant Market Opportunity in a Very Underserved Patient Population UGN-102 UGN-301 Phase 3 Phase 1 ~82,000 ~18,700 addressable U.S. population 1 addressable U.S. population $3B+ Market $5B+ $2B+ Market combined TAM Low-Grade Intermediate Risk Immunotherapy Targeting High- revenue opportunity Non-Muscle Invasive Bladder Grade Non-Muscle Invasive in bladder cancer Cancer (LG-IR-NMIBC) Bladder Cancer (HG-NMIBC) 1. SEER*Stat Database (2019) Surveillance Research Program; Curr Urol Rep (2016) 17: 68; Ther Adv Urol. 2012 Feb; 4(1): 13–32; UroGen Market Research.

OPTIMA II Phase 2b Trial Showed Significant Tumor Response and Long-Term Treatment Benefit UGN-102 Phase 2B OPTIMA OPTIMA II Rollover Study 1 Study (LG-IR-NMIBC) Long-Term Follow-Up Initial 3,6 Results These data suggest continued durability in patients treated 2 24.4 65% CR 72.5% with UGN-102 47% months 4 2 Continued durable CR Median Duration at 3-months Duration of Response 5 of Response 1. Chevli et al. JUrol Jan2022 2. Estimated probability by Kaplan-Meier analysis that a patient will remain in CR at 9-months post CR (12 months after treatment initiation). rd 3. Chevli et al. Long-Term Outcomes of Treatment with UGN-102 for Primary Chemoablation of LG-IR-NMIBC. Poster presented at: 23 Annual Society of Urological Oncology (SUO); December 2, 2022; San Diego, CA 4. Continued durable CR beyond 12 months after treatment initiation observed in 7 of 15 evaluable patients who completed the OPTIMA II study and were eligible to participatee in this rollover study. 5. Duration of complete response (10.1 – 30.7 months); median range among 15 evaluable patients 6. Limitations of long-term follow-up study include N=15. Please refer to the referenced citations for disclosures of such limitations.

ATLAS 36

ATLAS Trial Design Screening* Date of CR recurrence, UGN-102 DFS progression NCR • Suspected • Cystoscopy or death bladder • Cold cup biopsy cancer TURBT • Urine cytology 1:1 • Recurrence • CT urogram, retrograde Date of pyelogram, or CR recurrence, MRI TURBT DFS progression NCR or death TURBT -1 to -28 days Baseline 3 months ** EOS CR: Complete Response NCR: Non-Complete Response DFS: Disease-free Survival EOS: End of Study

ATLAS Study Endpoints Primary Endpoint (ITT): • Disease-free survival (DFS), defined as the time from randomization until the earliest date of any of the following events: üResidual disease at the 3-month assessment üRecurrence üProgression üDeath Key Secondary Endpoints: • Complete response rate (CRR) at 3-month visit • Duration of response (DOR), defined as the time from first documented CR until the earliest date of recurrence of low-grade disease, progression to high-grade disease, or death due to any cause (3-month CR analysis set) A limitation of this study is that enrollment was halted early to pursue an alternative development strategy after fewer than half of the planned number of patients had been enrolled rendering the trial underpowered to determine whether primary chemoablation with UGN-102 is statistically superior to TURBT monotherapy

ATLAS Demographics and Safety Profile • Treatment-emergent AEs were generally mild to moderate Demographics and baseline characteristics were well balanced • Similar safety profile to other between treatment arms studies of UGN-102 • Any treatment or procedure related serious TEAEs were comparable across both arms ‐ UGN-102 +/- TURBT: 1.4% ‐ TURBT Alone: 0.8% UroGen Data on File Overall summary of Demographics and AE’s can be referenced in the Appendix

ATLAS Scorecard Highlights Clinically Meaningful, Durable Results for UGN-102 Overall and Relative to TURBT Analysis Assessment UGN-102 +/- TURBT vs TURBT Alone 72% vs. 50% Probability of Disease-Free Survival (KM) at 15 months Primary Endpoint of Disease-Free Survival (DFS) HR = 0.45 (55% Risk Reduction) 65% vs. 64% Similar CRR; offers a less invasive option to patients Complete Response Rate (CRR) at 3-months Reponses are durable 80% vs. 68% Probability of Maintaining a Durable Response at 12 months post-CR (KM) Duration of Response (DOR) HR=0.46 (54% Risk Reduction) 66% vs. 40% Probability of Maintaining a Durable Response at 12 months post- DOR in Recurrent Sub-group CR (KM) with 1-prior TURBT HR=0.34 (66% Risk Reduction) Median Time of DFS Not Reached vs 14.8 months Safety Comparable to profile observed in other studies Prasad et al. JURol, 7Aug2023 DFS: Disease-free survival; DOR: Duration of response; CRR: complete response rate; KM: Kaplan Meier; HR: UroGen Data on File Hazard Ratio; TURBT: trans urethral resection of bladder tumor Source: Table 14.2.2.2.1a

ATLAS DFS - 55% Reduction of Risk for Recurrence, Progression, or Death in the Intent to Treat Population in ATLAS H HR R: 0 : 0.4 .46 5 ( (0.2 0.29 4, 0.6 , 0.88 6) ) Prasad et al. JURol 7Aug2023 UroGen Data on File Source: Table 14.2.1.1a Kaplan-Meier Plot of Disease-Free Survival

ATLAS DOR - 54% Reduction of Risk for Recurrence, Progression, or Death in Patients Who had a 3-Month CR in ATLAS * HR: 0.46 (0.24, 0.86) *UGN Alone Subgroup of the UGN 102 +/- TURBT arm in ATLAS UroGen Data on File Source: Table 14.2.1.1a Kaplan-Meier Plot of Duration of Response in Complete Responders

ATLAS DOR - 66% Reduction of Risk for Recurrence, Progression, or Death in Recurrent Patients Who Received UGN-102 Alone in ATLAS * HR: 0.34 (0.15, 0.75) *UGN Alone Subgroup of the UGN 102 +/- TURBT arm in ATLAS UroGen Data on File Kaplan-Meier Plot of DOR in Complete Responders in the Recurrent Subgroup (ATLAS)

Summary of Disease-Free Survival: Significantly More Total Recurrence and Progression in TURBT Alone Arm UGN-102 +/- TURBT TURBT Alone (N = 140) / n (%) (N = 142) / n (%) Patients with Events, n (%) 37 (26.1) 55 (39.3) Recurrence of LG Disease 20 (14.1) 39 (27.9) Progression to HG Disease 17 (12.0) 15 (10.7) Death 0 1 (0.7) Patients Censored, n (%) 105 (73.9) 85 (60.7) Hazard Ratio (95% CI) 0.45 (0.29, 0.68) UroGen Data on File Source: Table 14.2.1.1 Full table in Appendix

Three-Month Complete Response Rates Were Similar Between Treatment Arms in ATLAS UGN-102 Alone TURBT Alone (N = 142) (N = 140) CRR CRR Response n (%) n (%) (95%CI) (95% CI) Complete Response 92 (64.8) 64.8% (56.3, 72.6) 89 (63.6) 63.6% (55.0, 71.5) Non-complete Response 50 (35.2) 51 (36.4) Residual Disease 26 (18.3) 22 (15.7) Progression to HG Disease 12 (8.5) 9 (6.4) Indeterminate 3 (2.1) 0 Missing 9 (6.3) 20 (14.3) Prasad et al. JURol, 7Aug2023 UroGen Data on File Source: Table 14.2.2.2.1a

Summary of Duration of Response in Complete Responders: Longer DOR with UGN-102 Alone UGN-102 Alone TURBT Alone (N = 92) / n (%) (N = 89) / n (%) Patients with Events, n (%) 18 (19.6) 24 (27.0) Recurrence of LG Disease 15 (16.3) 17 (19.1) Progression to HG Disease 3 (3.3) 6 (6.7) Death 0 1 (1.1) Patients Censored, n (%) 74 (80.4) 65 (73.0) Hazard Ratio (95% CI) 0.46 (0.24, 0.86) UroGen Data on File Source: Table 14.2.2.3.1a Full table in Appendix

UGN-102 Shows Substantial Reduction of Risk of Recurrence, Progression, or Death Across Multiple Patient Populations in ATLAS 1 0.45 (0.29, 0.68) ITT – All Patients Complete Responders – 0.46 (0.24, 0.86) UGN-102 Alone Recurrent Complete 0.34 (0.15, 0.75) 2 Responders – UGN-102 Alone 1. Intent to Treat population (all comers) 2. Recurrent subgroup with prior TURBT (comparable to ENVISION patient population) UroGen Data on File Various ATLAS 3-Month CR Rate Cohorts

UroGen is Poised to Transform the Way Bladder Cancer is #1 95% Treated UGN-102 may become the shared prescriber base first medicine approved ® with JELMYTO to treat LG-IR-NMIBC $3B+TAM $120M Compelling clinical private placement LG-IR-NMIBC market data package from 3 with experienced ripe for innovation trials and 565 patients biotech investors

ENVISION Trial Design Informed Consent and Screening Visit to Determine Eligibility (LG-IR-NMIBC and no evidence of HG disease based on cystoscopy, biopsy, and cytology) UGN-102 once-weekly for 6 weeks (total of 6 intravesical instillations) 3-month Visit Complete Response Non-complete Response (Primary Endpoint Assessment) Follow -up Period Cystoscopy, for cause biopsy, and urine cytology every 3 months for up to 24 Progression to months and every 6 months thereafter Residual disease HG disease to assess for recurrence or progression First recurrence or progression SOC according to SOC according to following CR or NCR treating physician treating physician SOC according to treating physician End of study visit End of study visit SOC: Standard of Care

ENVISION Single-Arm Study Description Primary endpoint: • Complete response rate (CRR) at 3-month visit Key Secondary endpoint: • Duration of Response (DOR), defined as time from first documented CR until the earliest date of: üRecurrence üProgression üDeath Patient Population: • Previously diagnosed Confidential

ENVISION Demographics and Safety Profile Demographics and baseline characteristics were reflective of • Treatment-emergent AEs were typical LG-IR-NMIBC patient generally mild to moderate population • Similar safety profile to other studies of UGN-102 UroGen Data on File Overall summary of Demographics and AE’s can be referenced in the Appendix

Standard of Care for HG-NMIBC CURRENT TREATMENT TURBT, BCG, Clinical trials, Radical Cystectomy * ANNUAL U.S. PATIENTS HIGH-GRADE ~18,700 BCG Unresponsive Issue: progression, CLINICAL TRIALS ONGOING metastasis & death IN BCG-REFRACTORY POPULATIONS Significant unmet need given low response rates and durability Goal is to avoid radical cystectomy (bladder removal) *SEER, AUA/SUO Joint Guidelines, Babjuk et al. European Urology (2019), Simon 2019, UGN-301 initial target patient population

Combining UGN-301 with UGN-201 (UGN-302) Shows Encouraging Activity as a Novel Agonist / Antagonist Immunotherapy Combination UGN-201 + UGN-301 = UGN-302: Non-clinical data TLR 7 (UGN-201): Anti-CTLA4 (UGN-301): suggest improved survival (murine) and decreased tumor stimulates cytokines blocks ”cancer masking” size when 201 and a CTLA4 inhibitor are combined and T & B cells action of CTLA4 Phase 1 & 2 human data HG-NMIBC is responsive to suggest UGN-201 activity in immunomodulation as evident human bladder cancer from experience with BCG Patinote (2020); Falke (2013), Arends (2015), Donin (2017); Donin (2016)